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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        ---------------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2005

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

   Delaware                        1-13970                       35-1848094
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 30, 2005, Chromcraft Revington, Inc. (the "Company") purchased 65,987 shares of common stock of the Company at a purchase price of $13.093 per share from Michael E. Thomas, a director and the Chairman, President and Chief Executive Officer of the Company. The purchase price was determined based upon an average of the high and low selling prices of the Company's common stock during a period of five consecutive trading days as reported by the American Stock Exchange.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 5, 2005

                                            CHROMCRAFT REVINGTON, INC.


                                            By: /s/ Frank T. Kane
                                                --------------------------------
                                                Frank T. Kane
                                                Vice President - Finance and
                                                Chief Financial Officer



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